UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     November 30, 2004
                                                    ----------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

             1-12386                                      13-3717318
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    (Commission File Number)                   (IRS Employer Identification No.)

       One Penn Plaza, Suite 4015
           New York, New York                                         10119-4015
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

The information contained under the heading "Comments From Management" in
Exhibit 99.1 being furnished pursuant to this "Item 7.01 Regulation FD Disclosure" shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On November 30, 2004, Lexington Corporate Properties Trust (the "Trust") issued a press release (the "November 30th Press Release") providing details of its lease with VarTec Telecom, Inc. ("VarTec"). A copy of the November 30th Press Release is furnished as Exhibit 99.1 to this report on Form 8-K.


Item 8.01.     Other Events.

On November 30, 2004, the Trust issued the November 30th Press Release providing details of its lease with VarTec. A copy of the November 30th Press Release is furnished as Exhibit 99.1 to this report on Form 8-K. Except to the extent set forth under Item 7.01 above, the contents of the Press Release shall be deemed "filed" pursuant to Item 8.01 of Form 8-K for purposes of the Exchange Act.

On December 1, 2004, the Trust issued a press release (the "December 1st Press Release") announcing plans to publicly offer convertible preferred stock.

On December 2, 2004, the Trust, entered into an Underwriting Agreement, dated as of December 2, 2004 (the "Underwriting Agreement"), between Bear, Stearns & Co. Inc., as sole underwriter, on the one hand, and the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, with respect to the offering of 2,700,000 shares of the Trust's 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per preferred share ("Preferred Shares"), and up to an additional 400,000 Preferred Shares (the "Offering") pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109393), as amended and supplemented by a prospectus supplement dated December 3, 2004. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On December 3, 2004, the Trust issued a press release (the "December 3rd Press Release") announcing the pricing of the Offering. A copy of the December 3rd Press Release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  1.1        Underwriting Agreement

                  99.1       November 30th Press Release

                  99.2       December 1st Press Release

                  99.3       December 3rd Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: December 3, 2004                      By: /s/ Patrick Carroll
                                                --------------------------------
                                                Patrick Carroll
                                                Chief Financial Officer






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                                  Exhibit Index
                                  -------------

       Exhibit Number          Description

            1.1        Underwriting Agreement

            99.1       November 30th Press Release

            99.2       December 1st Press Release

            99.3       December 3rd Press Release